CITIZENS SOUTH

BANKING CORPORATION

Sandler O'Neill Partners, L.P.
Investor Meetings – Charlotte, NC
March 13, 2012
NASDAQ: CSBC

Forward Looking Statements

This presentation contains certain forward-looking statements with respect to the Company's financial condition, results of operations and business of the Company. These statements are based on assumptions and estimates with respect to future business strategies and decisions that are subject to change based on changes in the economic and competitive environment in which we operate. Such forward- looking statements can be identified by the use of words such as "may," "would," "could," "will," "expect," "believe," "estimate," "intend," and "plan," as well as similar expressions. Such statements are based on our current beliefs and expectations and are inherently subject to significant business, economic, and competitive uncertainties and contingencies, many of which are beyond our control. A number of factors could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. Factors that could cause such a difference include, but are not limited to, 1) the timing and amount of revenues that may be recognized by the Company, 2) changes in local or national economic trends, 3) increased competition among depository and financial institutions, 4) continuation of current revenue and expense trends (including trends affecting charge-offs and provisions for loan losses), 5) changes in interest rates and the shape of the yield curve, and 6) adverse legal, regulatory or accounting changes and other risk factors described under Item 1A. "Risk Factors" of the Company's 2010 Annual Report on Form 10-K and other filings made with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made and the Company is under no duty to update these forward-looking statements.

Corporate Profile

CITIZENS SOUTH BANKING CORPORATION

- A $1.1 Billion community bank with 21 offices located in NC, SC, and GA
- One of the largest community banks headquartered in the Charlotte MSA
- Founded in 1904
- Converted from a mutual form of ownership in 1998
- Four acquisitions since 2001
- Two FDIC-assisted transactions in the past two years
- Repaid $20.5 Million TARP with $20.5 Million SBLF investment

Market Area 2012


Asheville
Charlotte
Greenville
Atlanta
77
85
75
20
CSBC Headquarters
Current Locations

Charlotte Market Data

CITIZENS SOUTH BANKING CORPORATION

•Nine Fortune 500 companies are headquartered in Charlotte.(1)

Name	Revenue	Rank
Bank of America (Banking)	$134.2 billion	9
Lowe's (Retail)	$48.8 billion	50
Nucor (Metals)	$15.8 billion	157
Duke Energy (Utilities)	$14.3 billion	173
Family Dollar (Retail)	$7.9 billion	302
Sonic Automotive (Automotive Retailing)	$6.9 billion	339
Domtar (Forest and Paper Products)	$5.9 billion	427
SPX (Electronics)	$4.9 billion	460
Ruddick (Food & Drug Stores)	$4.4 billion	498

• Housing price trends in the Charlotte market compare favorably with national housing price trends.(2)

• Increasing business diversification is a source of strength.
  - NASCAR
  - Energy
  - Technology

(1) Charlotte Chamber of Commerce
(2) Case-Shiller home-price index, December 2011

Management Team

CITIZENS SOUTH BANKING CORPORATION

Name	Education	Years in Banking	Years with CSBC	Primary Prior Service
Kim S. Price, 56 President, Chief Executive Officer	**B.S.B.A., Appalachian State** **Graduate School of Banking, LSU**	**28**	**14**	**First National Bank of Shelby**
Dan M. Boyd, 50 Senior EVP, Chief Operating Officer	**B.S.B.A., Wake Forest University**	**28**	**9**	**Wachovia Bank**
Gary F. Hoskins, 48 EVP, Chief Financial Officer	**B.S., University of Montevallo**	**25**	**14**	**OTS / FHLB**
Don Flowe, 47 EVP, Chief Risk Officer	**B.S.B.A., UNC Charlotte** **M.B.A., Duke University**	**19**	**7**	**South Trust Bank**
Tony Stancil, 48 SVP, North Georgia Market President	**B.B.A., University of Georgia**	**26**	**1**	**Regions Bank**
Frank Ix, 60 SVP, Chief Credit Officer	**B.S., Boston College** **M.B.A., University of Virginia**	**37**	**1**	**Wachovia Bank**
Steve Huffstetler, 56 SVP, Mortgage Banking Group Manager	**B.S.B.A., Belmont Abbey College** **Graduate School of Banking, LSU**	**31**	**14**	**First Union National Bank**
Kim Cooke, 43 SVP, Chief Information Officer	**B.S., Gardner Webb University** **M.B.A., Gardner Webb University**	**23**	**9**	**First Gaston Bank**
Pat Kahle, 52 SVP, Retail Banking Group Manager	**A.S., Pearl River College**	**23**	**8**	**Wachovia Bank**
	Average:	**27**	**9**	

CITIZENS SOUTH
BANKING CORPORATION

Financial Performance

Stock Information

CITIZENS SOUTH
BANKING CORPORATION

NASDAQ Global Market		CSBC
Stock Price (3/9/2012)	$	4.63
Tangible Book Value (12/31/2011)	$	6.15
Price to TBV (3/9/2012)		75.28%
Dividend Yield (3/9/2012)		0.86%
Sandler O'Neill Rating		Hold
Sandler O'Neill 12-Month Target	$	4.00

Select Balance Sheet Data (000's)

CITIZENS SOUTH
BANKING CORPORATION

December 31, 2011

Total assets	$1,080,460
Non-covered loans	574,100
Gross loans	733,788
Total deposits	876,056
Preferred Stock (SBLF)	20,500
Tangible Common Equity	70,786
Tier-1 Capital (Bank only)	102,539

Financial Performance Trends

CITIZENS SOUTH BANKING CORPORATION



Core Revenue and Pre-Tax / Pre-Credit Cost Earnings (000's)*
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$9,739
$2,885
$9,253
$2,638
$10,398
$3,902
$10,579
$3,545
$10,705
$3,545
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Core Revenue
PT/PCC Earnings

*Pre-Tax/Pre-Credit Cost Earnings excludes nonoperating items, amortization of intangible assets, OREO expense, and other OREO valuation adjustments.

Financial Performance Trends

CITIZENS SOUTH
BANKING CORPORATION


Net Interest Margin
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
3.25%
3.42%
3.78%
3.76%
3.84%
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11


Net Interest Income
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$7,574
$7,532
$8,593
$8,692
$8,720
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11

Capital Strength

CITIZENS SOUTH
BANKING CORPORATION



Capital Strength*
20.00%
15.00%
10.00%
5.00%
0.00%
15.60%
14.60%
10.00%
14.35%
12.76%
6.00%
9.44%
9.06%
5.00%
RBC
Tier 1 Common RBC
Leverage
Well-Capitalized Regulatory Threshold
Peer Median Ratio (12/31/2011)
CSB Ratio (12/31/2011)



Tangible Common Equity Ratio
7.00%
6.50%
6.00%
6.69%
6.73%
6.49%
6.61%
6.56%
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11

**Source: SNL Financial, L.C.*

Non-Covered Loan Portfolio Composition (000's)

CITIZENS SOUTH BANKING CORPORATION



Other Consumer 3.62%
HELOC 15.40%
1-4 Residential 20.36%
Construction 3.41%
C&I 7.17%
Commercial Land 4.90%
Residential A&D 2.86%
Other CRE 22.64%
Owner Occupied CRE 16.72%
Multifamily 2.92%

December 31, 2011		Portfolio %
1-4 Residential	$ 116,859	20.36%
Construction	19,602	3.41%
Commercial Land	28,122	4.90%
Residential A&D	16,444	2.86%
Multifamily	16,759	2.92%
Owner Occupied CRE	95,990	16.72%
Other CRE	129,993	22.64%
C&I	41,161	7.17%
HELOC	88,404	15.40%
Other Consumer	20,766	3.62%

Total: $ 574,100

Deposit Composition (000's)

CITIZENS SOUTH BANKING CORPORATION



DDA
10.05%
NOW
22.76%
MMDA
17.72%
Savings
2.34%
Time
<$100,000
27.32%
Time
>$100,000
19.80%

December 31, 2011

DDA	$ 88,077	10.05%
NOW	199,390	22.76%
MMDA	155,228	17.72%
Savings	20,542	2.34%
Time <$100,000	239,381	27.32%
Time >$100,000	173,438	19.80%
Total:	**$ 876,056**	

Asset Quality Trends(1)


NCOs / ALLL Balance (000's)
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$11,924
$12,006
$12,742
$12,956
$11,713
$3,828
$2,918
$964
$1,136
$5,878
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
NCOs
ALLL Balance (Quarter End)


ALLL/Non-covered Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.02%
2.05%
2.22%
2.23%
2.04%
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11


Net Charge Offs / Avg. Loans
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.59%
1.99%
0.66%
0.79%
4.07%
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Net Charge Offs / Avg. Loans


NPAs / Total Assets
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.26%
3.15%
2.99%
2.61%
2.57%
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11

(1) All ratios on this slide are based upon loans and OREO which are not covered by FDIC Loss-Sharing Agreements.

CITIZENS SOUTH
BANKING CORPORATION

Franchise Data

Deposit Market Share

CITIZENS SOUTH BANKING CORPORATION

NC/SC Counties with a CSB Office 2011 Deposit Share

(in thousands)

	Financial Institution	June 30, 2011 Deposits	Market %
1	BANK OF AMERICA NA	$128,181,736	79.05%
2	WELLS FARGO BANK NA	$18,257,562	11.26%
3	BRANCH BANKING&TRUST CO	$4,253,930	2.62%
4	FIFTH THIRD BANK	$1,194,344	0.74%
5	SUNTRUST BANK	$1,155,933	0.71%
6	FIRST-CITIZENS BANK&TRUST CO	$1,127,362	0.70%
7	RBC BANK USA	$1,060,214	0.65%
8	YADKIN VALLEY BANK&TRUST CO	$708,252	0.44%
9	**CITIZENS SOUTH BANK**	**$618,725**	**0.38%**
10	SCBT NATIONAL ASSN	$496,393	0.31%
11	FIRST TRUST BANK	$401,121	0.25%
12	NEWDOMINION BANK	$382,780	0.24%
13	FARMERS&MERCHANTS BANK	$375,816	0.23%
14	PARK STERLING BANK	$362,684	0.22%
15	COMMUNITYONE BANK NA	$347,312	0.21%
	34 Other Institutions	$3,218,776	1.99%
Total Deposits		**$162,142,940**	

GA Counties with a CSB Office 2011 Deposit Share

(in thousands)

	Financial Institution	June 30, 2011 Deposits	Market %
1	UNITED COMMUNITY BANK	$1,325,391	58.52%
2	COMMUNITY&SOUTHERN BANK	$387,976	17.13%
3	**CITIZENS SOUTH BANK**	**$286,953**	**12.67%**
4	BRANCH BANKING&TRUST CO	$138,907	6.13%
5	REGIONS BANK	$29,076	1.28%
6	SUNTRUST BANK	$28,843	1.27%
7	STEPHENS FEDERAL BANK	$21,870	0.97%
8	CADENCE BANK N A	$21,530	0.95%
9	PEOPLES BANK OF EAST TN	$13,695	0.60%
10	SCBT NATIONAL ASSN	$10,536	0.47%
Total Deposits		**$2,264,777**	

Deposit Data Source: FDIC Deposit Market Share Report of 06/30/2011.

Bank of Hiawassee Acquisition

CITIZENS SOUTH
BANKING CORPORATION

- Acquisition date: March 19, 2010
- Over 100 years old
- Approximately $183 million loans
- Approximately $292 million deposits
- Loss sharing agreement with FDIC covers all acquired loans, and reimburses 80% of future losses
- Four full-service locations in Northeast Georgia

New Horizons Bank Acquisition

CITIZENS SOUTH
BANKING CORPORATION

- Acquisition Date: April 15, 2011
- Approximately $49 million loans
- Approximately $96 million deposits
- Loss sharing agreement with FDIC covers substantially all acquired loans and other real estate owned, and reimburses 80% of future losses
- One full-service location in Northeast Georgia

Recent Events

2011 Successes

CITIZENS SOUTH
BANKING CORPORATION

- Acquisition and integration of New Horizons Bank
- Rebranded North Georgia franchise
- Gained regulatory approval of and closed on SBLF
- Successfully repaid TARP and repurchased warrants
- Developed and executed SBLF lending initiative, which has reduced our quarterly SBLF dividend to 1.32%
- Reduced levels of classified and nonperforming assets
- Completed company-wide Enterprise Risk Management Assessment and retooled internal policies in preparation for OCC exam

Recent Events

- Elevated levels of charge-offs in 4th quarter, 2011
- New Chief Risk Officer – Don Flowe
- OCC Exam
- Strategic and Enterprise Risk Plans
- Expansion of Charlotte Presence
  - Kevin Kennelly
  - Mortgage Team
- Expense reductions – Branch model
- Board Focus – Creating shareholder value

Challenges / Opportunities

CITIZENS SOUTH
BANKING CORPORATION

- Consolidating Industry
- Regulatory Reform – Dodd Frank and CFPB
- SBLF Repayment
- Capital Markets – Small cap valuations
- Charter Choice

Contact Information

Citizens South Banking Corporation
Nasdaq: CSBC
519 South New Hope Road
Gastonia, NC 28054

For More Information Contact
Kim S. Price
President and Chief Executive Officer
Citizens South Banking Corporation
(704) 884-2260